                                           (RULE 14A-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant /  /

CHECK THE APPROPRIATE BOX:
/  / Preliminary Proxy Statement
/X / Definitive Proxy Statement
/  / Definitive Additional Materials
/  / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  / Confidential, for use of the Commission only (Rule 14a-6(e)(2))

                   JPMorgan Value Opportunities Fund, Inc.
               (Name of Registrant as Specified In Its Charter)
                           Jenifer L. Butler
                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/  / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

 1)  Title of each class of securities to which transaction applies:
 2)  Aggregate number of securities to which transaction applies:
 3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11  (Set forth the amount on which the filling fee is calculated and state how it was determined):
 4)  Proposed maximum aggregate value of transaction:
 5)  Total fee paid:

/  / Fee paid previously with preliminary materials.
/  / Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number of the Form or Schedule and the date of its filing.

 1)  Amount Previously paid:
 2)  Form, Schedule or Registration Statement No.:
 3)  Filing Party:
 4)  Date Filed:

JPMorgan Value Opportunities Fund

Special Meeting of Shareholders -- December 10, 2007

IMPORTANT NOTICE

A special meeting of shareholders of JPMorgan Value Opportunities Fund will be held on December 10, 2007.

You don't need to attend the meeting to participate, but it is important that you take a few minutes to read the enclosed material and vote your shares by telephone, via the Internet, or by mailing your completed and signed proxy card(s) in the enclosed postage-paid envelope, as soon as possible. You may still vote in person if you wish, but voting now will ensure that your vote is counted if you are unable to attend.

Your vote is important, regardless of the number of shares you own. Mutual funds are required to obtain shareholder approval for certain issues. As a shareholder, you have a right to vote on these matters. We encourage you to read the attached proxy statement in full.

PLEASE DON'T HESITATE. VOTE YOUR SHARES TODAY. BY VOTING YOUR SHARES PROMPTLY,
YOU WILL HELP REDUCE PROXY COSTS -- WHICH ARE PAID FOR BY THE FUND -- AND YOU
WILL ALSO AVOID RECEIVING FOLLOW-UP TELEPHONE CALLS OR MAILINGS. VOTING BY
TELEPHONE OR VIA THE INTERNET LOWERS PROXY COSTS EVEN FURTHER.

IMPORTANT VOTING INFORMATION INSIDE.
JPMorgan Value Opportunities Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS--
DECEMBER 10, 2007

TO THE SHAREHOLDERS OF JPMORGAN VALUE OPPORTUNITIES FUND:

A special meeting of shareholders of JPMorgan Value Opportunities Fund (the
"Fund") will be held at The Capital Hilton Hotel, 1001 16th Street, NW,
Washington, DC 20036, on Monday, December 10, 2007, at 10:30 a.m., local time, and at any adjournment or adjournments thereof, to consider and vote on the following matters described under the corresponding numbers in the accompanying
Proxy Statement:

1. Election of a Board of eight Directors;

2. Ratification of the selection of PricewaterhouseCoopers LLP as the
   Independent Registered Public Accounting Firm for the Fund for the fiscal year ending June 30, 2008; and

3. Such other matters as may properly come before the Meeting.

The Board of Directors has fixed the close of business on September 21, 2007 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

THE PROPOSED BUSINESS CANNOT BE CONDUCTED AT THE MEETING UNLESS THE HOLDERS OF A
MAJORITY OF THE SHARES OF THE FUND OUTSTANDING ON SEPTEMBER 21, 2007 (THE
"RECORD DATE") ARE PRESENT IN PERSON OR BY PROXY. THEREFORE, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY CARD OR CAST YOUR VOTE BY TELEPHONE OR VIA
THE INTERNET, AS SOON AS POSSIBLE. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE
ITS USE. IF YOU OWNED SHARES IN MORE THAN ONE CLASS OF THE FUND ON
SEPTEMBER 21, 2007, YOU MAY RECEIVE MORE THAN ONE PROXY CARD. PLEASE BE CERTAIN
TO VOTE EACH PROXY CARD YOU RECEIVE.

Only shareholders of record at the close of business on September 21, 2007 are entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

By order of the Board of Directors,

Jennifer L. Butler
Assistant Secretary

October 10, 2007

IMPORTANT
You can help the Fund avoid the expense of further proxy solicitation by promptly voting your shares using one of three convenient methods: (i) by calling the toll-free number as described in the enclosed insert; (ii) by accessing the Internet website as described in the enclosed insert; or (iii) by signing, dating and returning the proxy card in the enclosed postage-paid envelope.
JPMorgan Value Opportunities Fund
1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 10, 2007

The enclosed Proxy is solicited by the Board of Directors (the "Board" or "Board of Directors") of JPMorgan Value Opportunities Fund (the "Fund") in connection with the Special Meeting of Shareholders (the "Meeting") to be held at The
Capital Hilton Hotel, 1001 16th Street, NW, Washington, DC 20036, on Monday,
December 10, 2007, at 10:30 a.m., local time, and at any adjournment or adjournments thereof.

Shareholders of record at the close of business on September 21, 2007 (the
"record date") are entitled to vote on the proposals to elect eight Directors and to ratify the selection of PricewaterhouseCoopers LLP as the Independent
Registered Public Accounting Firm for the Fund for the fiscal year ending
June 30, 2008. The Board knows of no other business to be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment. This Proxy Statement and related proxy card were first mailed on or about October 10, 2007.

If you complete, sign and mail the enclosed proxy card in the postage-paid envelope provided or record your vote by telephone or via the Internet on or before December 10, 2007, at 10:30 a.m., local time, your shares will be voted exactly as you instruct. If you choose to sign the proxy card, without otherwise completing it, your shares will be voted "for" the below nominated directors and in favor of Proposal 2. Your vote can be revoked at any time before its exercise, either by filing with the Fund a written notice of revocation, by delivering a duly executed proxy card or a telephonic or Internet vote bearing a later date, or by attending the Meeting and voting in person. All shares that are voted and votes to "withhold" are counted in determining the presence of a quorum.

Broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that broker-dealers may vote on Proposal 1, Election of Directors, and Proposal 2,
Ratification of Independent Registered Public Accounting Firm, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received

                                             JPMorgan Value Opportunities Fund 1
from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

The Fund is a fully managed, diversified, open-end investment company that issues multiple classes of shares. Each share class represents an interest in a shared investment portfolio of securities. While each class has its own sales charge and expense structure (please refer to the Fund's prospectus for more information), shares of all classes of the Fund vote together on matters that affect all classes in substantially the same manner. There is no provision for cumulative voting and the number of shares outstanding is equal to the number of votes to which each class is entitled. On the record date, the number of shares issued and outstanding was as follows:


CLASS                  SHARES OUTSTANDING

----------------------------------------------------------------
A                                4,583,174
----------------------------------------------------------------
B                                  569,701
----------------------------------------------------------------
C                                  511,132
----------------------------------------------------------------
Institutional                   42,752,638
----------------------------------------------------------------


Attached as Appendix A is a table that identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of its shares as of September 1, 2007, the number so owned, and the percentage of all shares outstanding for that class represented by such ownership, based upon the number of shares outstanding on the record date.

With respect to the Election of Directors (Proposal 1), the eight nominees receiving the highest number of votes will be elected, provided a quorum is present. The vote required to ratify the Board's selection of the Independent
Registered Public Accounting Firm (Proposal 2) is the affirmative vote of a majority of all shares present in person or represented by proxy. If sufficient votes are not received by the Meeting date, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies. The persons named as proxies may vote all proxies in favor of such adjournment.

The results of all matters addressed at the Meeting will be reported in the next printed report to shareholders.

PROPOSAL 1: ELECTION OF DIRECTORS

The following eight directors are proposed to be elected at the Meeting, each to hold office until a successor is elected and qualified. Because meetings of shareholders are not held each year, the Directors' terms will be indefinite in length. Cyrus A. Ansary,

2 JPMorgan Value Opportunities Fund
James H. Lemon, Jr., James C. Miller III, J. Knox Singleton and Jeffrey L.
Steele were elected by shareholders at the last meeting held on December 5,
2001. R. Clark Hooper was elected by the Board effective December 15, 2005, and
Katherine D. Ortega was elected by the Board effective January 1, 2003. Barbara
Hackman Franklin has been nominated by the Board to fill the vacancy that will be created by the retirement of Daniel J. Callahan III in December 2007 in accordance with the Fund's age 75 retirement policy for directors.

Each of the nominees has agreed to serve as director if elected. Should any unforeseen event prevent one or more of the nominees from serving as a director, your vote(s) will be cast (unless you have elected to withhold authority as to the election of any nominee) "for" the election of such person or persons as the present Board of Directors shall recommend to replace the former nominee.

Each of the nominees who is classified as an "interested person" is considered an "interested person" of the Fund within the meaning of the Investment Company
Act of 1940, as amended (the "1940 Act"), on the basis of his affiliation with
Washington Management Corporation (the "Business Manager"), a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated. The term "independent"
refers to a Director who is not an "interested person" within the meaning of the
1940 Act.

                                             JPMorgan Value Opportunities Fund 3
The tables below set forth certain information regarding the nominees. THE BOARD
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FOLLOWING EIGHT NOMINEES.
Proxies will be voted "for" the eight nominees unless otherwise specified.

                          DIRECTOR/NOMINEE INFORMATION


                             YEAR FIRST                             NUMBER OF PORTFOLIOS(2)
NAME                          ELECTED A                                 WITHIN THE FUND      OTHER DIRECTORSHIPS(3)
POSITION WITH FUND           DIRECTOR OF                              COMPLEX OVERSEEN BY       HELD BY DIRECTOR
AGE                           THE FUND    PRINCIPAL OCCUPATION(1)     DIRECTOR OR NOMINEE          OR NOMINEE

-------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Cyrus A. Ansary                   1985    President, Investment                1             The American Funds
Chairman of the Board                     Services International                             Tax-Exempt Series I;
(Independent and Non-                     Co., LLC (private                                  Washington Mutual
Executive)                                investment company for                             Investors Fund
73                                        various operating
                                          entities)
-------------------------------------------------------------------------------------------------------------------
Barbara Hackman Franklin       Nominee    President and Chief                  1             Aetna, Inc.; The Dow
Nominee                                   Executive Officer,                                 Chemical Company;
67                                        Barbara Franklin                                   Washington Mutual
                                          Enterprises                                        Investors Fund
                                          (international business
                                          and governance
                                          consulting); former U.S.
                                          Secretary of Commerce
-------------------------------------------------------------------------------------------------------------------
R. Clark Hooper                   2005    Private Investor; former             1             The Swiss Helvetia
Director                                  President, Dumbarton                               Fund Inc.; The
61                                        Group, LLC (securities                             American Funds (18
                                          industry consulting);                              portfolios)
                                          former Executive Vice
                                          President -- Policy and
                                          Oversight, NASD
-------------------------------------------------------------------------------------------------------------------
James C. Miller III               2001    Senior Advisor,                      1             Clean Energy Fuels
Director                                  Blackwell Sanders LLP;                             Corporation; The
65                                        former Chairman, The                               American Funds
                                          CapAnalysis Group, LLC                             Tax-Exempt Series I;
                                          (economic, financial and                           Washington Mutual
                                          regulatory consulting);                            Investors Fund
                                          former Director, U.S.
                                          Office of Management and
                                          Budget
-------------------------------------------------------------------------------------------------------------------
Katherine D. Ortega               2003    Former Treasurer of the              1             The American Funds
Director                                  United States                                      Tax-Exempt Series I;
73                                                                                           The Kroger Co.;
                                                                                             Washington Mutual
                                                                                             Investors Fund
-------------------------------------------------------------------------------------------------------------------
J. Knox Singleton                 2004    President and Chief                  1             Healthcare Realty
Director                                  Executive Officer, INOVA                           Trust, Inc; The
59                                        Health System                                      American Funds
                                                                                             Tax-Exempt Series I;
                                                                                             Washington Mutual
                                                                                             Investors Fund
-------------------------------------------------------------------------------------------------------------------


4 JPMorgan Value Opportunities Fund
                          DIRECTOR/NOMINEE INFORMATION


                             YEAR FIRST                             NUMBER OF PORTFOLIOS(2)
NAME                          ELECTED A                                 WITHIN THE FUND      OTHER DIRECTORSHIPS(3)
POSITION WITH FUND           DIRECTOR OF                              COMPLEX OVERSEEN BY       HELD BY DIRECTOR
AGE                           THE FUND    PRINCIPAL OCCUPATION(1)     DIRECTOR OR NOMINEE          OR NOMINEE

-------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
James H. Lemon, Jr.               1985    Chairman & Chief                     1             The American Funds
Vice Chairman of the Board                Executive Officer, The                             Tax-Exempt Series I;
71                                        Johnston-Lemon Group,                              Washington Mutual
                                          Incorporated (financial                            Investors Fund
                                          services holding
                                          company)
-------------------------------------------------------------------------------------------------------------------
Jeffrey L. Steele                 2001    President and Director,              1             The American Funds
Director and President                    Washington Management                              Tax-Exempt Series I;
62                                        Corporation                                        Washington Mutual
                                                                                             Investors Fund
-------------------------------------------------------------------------------------------------------------------


THE ADDRESS FOR ALL DIRECTORS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE,
NW, SUITE 600, WASHINGTON, DC 20005, ATTN: SECRETARY.

(1)  Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during the period.
(2)  This number reflects the total number of separate portfolios that a
     Director/Nominee would oversee once elected. No Director/Nominee serves on any other fund in the JPMorgan Fund complex.
(3)  This includes all directorships (other than as a Director of JPMorgan Value
     Opportunities Fund) that are held by each Director as a director of a public company or a registered investment company.

                                             JPMorgan Value Opportunities Fund 5
BOARD AND COMMITTEE MEMBERSHIP

The Fund has an Audit Committee composed of four Independent Directors:
Katherine D. Ortega (Chair), Cyrus A. Ansary, R. Clark Hooper, and James C.
Miller III. The function of the Committee is the oversight of the Fund's accounting and financial reporting policies. The Committee acts as a liaison between the Fund's Independent Registered Public Accounting Firm and the full
Board of Directors.

The Fund has a Governance Committee composed of Cyrus A. Ansary (Chair) and all the other Independent Directors. The Committee operates under a written charter that is attached as Appendix B. The Committee's functions include, through a contracts sub-committee, reviewing all contracts and agreements with the Fund, as required by the 1940 Act and the rules thereunder. The Committee reports its recommendations to the full Board of Directors. In addition, the Governance
Committee periodically reviews such issues as the Board's composition, responsibilities, committees and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors.

The Committee also evaluates, selects and nominates candidates for independent director to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the
Governance Committee of the Fund, addressed to the Fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

The Fund has a Committee on Proxy Voting Procedures composed of Daniel J.
Callahan (Chair), R. Clark Hooper and Jeffrey L. Steele. The Proxy Committee's
functions include establishing and reviewing procedures and policies for voting proxies of companies held in the Fund's portfolio.

During the fiscal year ended June 30, 2007, there were five Board of Directors meetings and six committee meetings (three Audit, one Governance, and two
Proxy). Each incumbent Director attended at least 75% of the meetings of the
Board and of the Committees of the Board on which he or she served during that time.

6 JPMorgan Value Opportunities Fund
                    DIRECTOR COMPENSATION AND FUND OWNERSHIP

No compensation is paid by the Fund to any Officer or Director who is a director, officer or employee of the Business Manager, J.P. Morgan Investment
Management, Inc. (the "Investment Adviser") or their affiliates. The Fund pays each Independent Director an annual fee of $2,000. In addition, the Fund pays
Independent Directors attendance and other fees for meetings of the Board and its Committees. Board and Committee Chairs receive additional fees for their services. The Governance Committee reviews director compensation periodically and typically recommends adjustments every other year. In making its recommendations, the Governance Committee considers a number of factors, including operations, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data. No pension or retirement benefits are accrued as part of the Fund's expenses. The
Fund also reimburses certain expenses of its Independent Directors.


                                           AGGREGATE COMPENSATION
                                              FROM THE FUND(1)           DOLLAR RANGE(2)
                                          DURING FISCAL YEAR ENDED  OF FUND SHARES OWNED AS OF
NAME                                           JUNE 30, 2007            SEPTEMBER 21, 2007

----------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Cyrus A. Ansary                                    $6,500               More than $100,000
----------------------------------------------------------------------------------------------
Barbara H. Franklin                                None(3)                     None
----------------------------------------------------------------------------------------------
R. Clark Hooper                                    $7,500                $10,001 - 50,000
----------------------------------------------------------------------------------------------
James C. Miller III                                $6,500                $10,001 - 50,000
----------------------------------------------------------------------------------------------
Katherine D. Ortega                                $8,500                $10,001 - 50,000
----------------------------------------------------------------------------------------------
J. Knox Singleton                                  $4,500                $10,001 - 50,000
----------------------------------------------------------------------------------------------
INTERESTED DIRECTORS
James H. Lemon, Jr.                                None(4)              More than $100,000
----------------------------------------------------------------------------------------------
Jeffrey L. Steele                                  None(4)              $50,001 - $100,000
----------------------------------------------------------------------------------------------


(1)  No Director serves on any other fund board in the JPMorgan Fund complex.
(2)  Ownership disclosure is made using the following ranges: None; $1 -
     $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.
(3)  Barbara H. Franklin is a nominee for election as director, and therefore has not yet received any compensation.
(4)  No compensation is paid to any Director who is affiliated with the Fund's
     Business Manager.

                                             JPMorgan Value Opportunities Fund 7
                              OTHER FUND OFFICERS


                                                                                               YEAR FIRST
NAME                                                                                             ELECTED
POSITION WITH FUND                                                                            AN OFFICER OF
AGE                                                   PRINCIPAL OCCUPATION(S)(1)               THE FUND(2)

-----------------------------------------------------------------------------------------------------------
Michael W. Stockton                       Senior Vice President, Secretary, Treasurer and         1993
Vice President, Treasurer, Chief          Director, Washington Management Corporation
Financial Officer and Assistant
Secretary
40
-----------------------------------------------------------------------------------------------------------
Stephen Hartwell                          Chairman, Washington Management Corporation             1985
Executive Vice President
92
-----------------------------------------------------------------------------------------------------------
Lois A. Erhard                            Vice President, Washington Management Corporation       1987
Vice President
55
-----------------------------------------------------------------------------------------------------------
Jennifer L. Butler                        Vice President and Assistant Secretary, Washington      2005
Assistant Secretary                       Management Corporation; former Specialist, Fund
41                                        Administration, Pacific Investment Management
                                          Corporation
-----------------------------------------------------------------------------------------------------------
J. Lanier Frank                           Assistant Vice President, Washington Management         1995
Assistant Vice President                  Corporation
46
-----------------------------------------------------------------------------------------------------------
Ashley L. Shaw(3)                         Vice President and Assistant General Counsel,           2000
Assistant Secretary                       Washington Management Corporation
38
-----------------------------------------------------------------------------------------------------------
Curt M. Scott                             Assistant Vice President and Assistant Treasurer,       2007
Assistant Treasurer                       Washington Management Corporation; former
28                                        Financial Analyst, BISYS Group, Inc.
-----------------------------------------------------------------------------------------------------------


THE ADDRESS FOR ALL OFFICERS IS THE OFFICE OF THE FUND, 1101 VERMONT AVENUE, NW,
SUITE 600, WASHINGTON, DC 20005, ATTN: SECRETARY.

(1)  Reflects current principal occupation and principal employment during the past five years. Corporate positions may have changed during this period.
(2)  Officers of the Fund serve until their resignation, removal or retirement.
(3)  Ashley L. Shaw is the daughter of James H. Lemon, Jr.

No officer, director or employee of the Fund's Business Manager or Investment
Adviser or their affiliates received any remuneration from the Fund. All
Directors and Officers as a group owned beneficially fewer than 1% of the Fund's shares outstanding on September 21, 2007.

8 JPMorgan Value Opportunities Fund
PROPOSAL 2: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
JUNE 30, 2008.

Shareholders are requested to ratify the selection by the Board of Directors
(including all of the Directors who are not "interested persons" of the Fund as that term is defined in the 1940 Act) of PricewaterhouseCoopers LLP ("PwC") to
act as Independent Registered Public Accounting Firm for the Fund for the fiscal year ending June 30, 2008. PWC has served as the Fund's Independent Registered
Public Accounting Firm since the Fund's inception. No representative of PwC is expected to attend the Meeting.

The Fund's Audit Committee, composed exclusively of Independent Directors, has discussed with PwC representatives the independence of PwC from the Fund and its management, including the matters disclosed in the letter from PwC required by
Independence Standards Board Standard No. 1, and also considered whether the provision of non-audit services described below is compatible with maintaining their independence.

U.S. Securities and Exchange Commission rules require the disclosure of professional fees billed to the Fund, the Investment Adviser and affiliates of the Investment Adviser providing services to the Fund were as follows:


BILLED TO THE FUND (FISCAL YEAR ENDED JUNE 30):     2006         2007

-------------------------------------------------------------------------
Audit fees                                       $   29,095   $    30,500
-------------------------------------------------------------------------
Audit-related fees                                     None          None
  (audit-related fees consist of assurance and
  related services to the Fund's Investment
  Adviser)
-------------------------------------------------------------------------
Tax fees                                         $    7,260   $     7,700
  (tax fees consist of professional services
  relating to the preparation of the Fund's tax
  returns including returns relating to the
  Fund's investments in a non-U.S.
  jurisdiction)
-------------------------------------------------------------------------
All other fees                                         None          None
-------------------------------------------------------------------------



BILLED TO THE INVESTMENT ADVISER AND ITS AFFILIATES
(CALENDAR YEAR ENDED DECEMBER 31):                      2005         2006

-----------------------------------------------------------------------------
  (includes only fees for non-audit services billed
  to the Investment Adviser and its affiliates that
  provide ongoing services to the funds for
  engagements that relate directly to the
  operations and financial reporting of the Fund
  and that were subject to the pre-approval
  policies described below)
Audit-related fees                                   $10,110,000  $ 9,775,000
-----------------------------------------------------------------------------
Tax fees                                                    None         None
-----------------------------------------------------------------------------
All other fees                                              None         None
-----------------------------------------------------------------------------


                                             JPMorgan Value Opportunities Fund 9
Pre-approval policies: The Fund's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the accountants' independence. The pre-approval requirement will extend to all non-audit services provided to the Fund, the Investment Adviser, and any entity controlling, controlled by, or under common control with the
Investment Adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the
Fund. The Committee will not delegate its responsibility to pre-approve these services to the Investment Adviser. The Committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above.

Aggregate non-audit fees paid to the Fund's Independent Registered Pubic
Accounting Firm, including fees for all services billed to the Investment
Adviser and affiliates were $55.2 million for calendar year 2005 and
$57.1 milion for calendar year 2006. The non-audit services represented by these amounts were for assistance with the development of compliance policies and procedures under the 1940 Act and Investment Advisers Act of 1940, and tax and
attestation services for entities other than the Fund. This information was brought to the attention of the Audit Committee and considered to be compatible with maintaining the accountants' independence.

The amounts shown above do not include amounts paid for audit, audit-related and tax fees rendered to other funds within the JPMorgan Funds complex that PwC serves. Billings for these services during the calendar years ended
December 31, 2005 totaled $11.4 million and December 31, 2006 totaled
$13.2 million.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF
ITS SELECTION OF PRICEWATERHOUSECOOPERS LLP.

OTHER MATTERS

Neither the persons named in the enclosed Proxy nor the Board of Directors are aware of any matters that will be presented for action at the meeting other than matters described above. If any other matters properly requiring a vote of shareholders arise, the proxies will confer upon the person or persons entitled to vote the shares in respect of any such matters in accordance with their best judgment in the interests of the Fund and its shareholders.

SHAREHOLDER PROPOSALS

Any shareholder proposals for inclusion in proxy solicitation material for a subsequent shareholders' meeting should be submitted to the Secretary of the
Fund, at the Fund's principal executive office, 1101 Vermont Avenue, NW,
Suite 600, Washington, DC

10 JPMorgan Value Opportunities Fund
20005. Any such proposals must comply with all applicable requirements or conditions established by the U.S. Securities and Exchange Commission.

Under the laws of Maryland, where the Fund is registered, and the Fund's
Articles of Incorporation and By-Laws, the Fund is not required to hold regular meetings of shareholders. Under the 1940 Act, a vote of shareholders is required from time to time for particular matters but not necessarily on an annual basis.
As a result, the Fund does not expect to hold shareholders meetings on a regular basis and any shareholder proposal received may not be considered until such meeting is held.

ANNUAL REPORT DELIVERY

The Fund will furnish, without charge, a copy of its most recent annual report and/or semi-annual report to any shareholder upon request. Such requests should be directed to the Fund's Secretary at 1101 Vermont Avenue, NW, Suite 600,
Washington, DC 20005, or by calling 800/972-9274. These requests will be honored within three business days of receipt.

GENERAL INFORMATION

Washington Management Corporation is the Business Manager to the Fund and is
located at 1101 Vermont Avenue, NW, Suite 600, Washington, DC 20005.
J.P. Morgan Investment Management, Inc, is the Investment Adviser to the Fund
and is located at 245 Park Avenue, New York, NY 10167. JPMorgan Distribution
Services, Inc. is the Fund's Distributor and is located at 1111 Polaris Parkway,
Suite 2-J, Columbus, OH 43240.

COMMUNICATING WITH THE FUND'S DIRECTORS AND OFFICERS

Correspondence intended for the Directors and/or officers of the Fund should be directed to the Fund's Secretary at 1101 Vermont Avenue, NW, Suite 600,
Washington, DC 20005.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Fund. The Fund will pay the cost of soliciting proxies, consisting of printing, handling and mailing of the proxies and related materials. In addition to solicitation by mail, certain Directors and Officers of the Fund, who will receive no extra compensation for their services, may solicit proxies by telephone or personally. WE URGE ALL SHAREHOLDERS TO VOTE THEIR SHARES BY MAIL,
BY TELEPHONE OR VIA THE INTERNET. IF VOTING BY MAIL, PLEASE MARK, SIGN, DATE,
AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF
MAILED IN THE UNITED STATES. TO VOTE YOUR PROXY BY TELEPHONE OR VIA THE
INTERNET, PLEASE FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED INSERT.

                                            JPMorgan Value Opportunities Fund 11
One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this
Proxy Statement, free of charge, write to the Secretary of the Fund at 1101
Vermont Avenue, NW, Suite 600, Washington, DC 20005, or by telephoning
800/972-9274. Such requests will be honored within three business days of receipt. If you received a proxy statement for each shareholder who shares your address and would like to receive a single copy of such material in the future, please write to or call at the address and telephone number indicated above.

By order of the Board of Directors,

Jennifer L. Butler
Assistant Secretary

October 10, 2007

12 JPMorgan Value Opportunities Fund
Appendix A


                                                                                  AS %
                                                                                OF SHARES
NAME AND ADDRESS                                  CLASS        SHARES HELD     OUTSTANDING

------------------------------------------------------------------------------------------
Citigroup Global Markets Inc                        A              233,368         5.12
333 W 34th St                                       B               43,784         7.74
New York, NY 10001-2402                             C               95,589        18.67
------------------------------------------------------------------------------------------

MLPF&S                                              A              283,007         6.21
4800 Deer Lake Dr East 2nd Fl                       C               98,189        19.18
Jacksonville FL 32246-6484
------------------------------------------------------------------------------------------

Indiana 529 Plan                              Institutional      2,142,682         5.01
Growth Portfolio
1111 Polaris Pkwy OH1-1235
Columbus, OH 43240-2031
------------------------------------------------------------------------------------------

JPMorgan Chase 401(K) Savings Plan            Institutional     29,885,993        69.82
3 Chase Metrotech Ctr Fl 5
Brooklyn, NY 11245-0001
------------------------------------------------------------------------------------------

JPMorgan Chase Bank TTEE                      Institutional      2,384,299         5.57
FBO Lee Enterprises Inc
Employee's Retirement Account Plan
9300 Ward Pkwy
Kansas City, MO 64114-3317
------------------------------------------------------------------------------------------


                                      A-1
Appendix B

                    JPMORGAN VALUE OPPORTUNITIES FUND, INC.
                                  (THE "FUND")
                          GOVERNANCE COMMITTEE CHARTER
                     (AS APPROVED AND ADOPTED BY THE FUND'S
                    BOARD OF DIRECTORS ON DECEMBER 15, 2005)

I. COMMITTEE ORGANIZATION

The Governance Committee, a Committee established by the Fund's Board of
Directors, will be comprised of all the members of the Board of Directors who are not considered "interested persons" of the Fund under the Investment Company
Act of 1940, as amended (the "40 Act"). In addition, to be considered independent, a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Fund, or be a former officer or director of Washington Management Corporation ("WMC"), J.P. Morgan
Fleming Asset Management or any of their affiliates.

The Governance Committee may establish one or more temporary or permanent sub-
committees, the members of which must be members of the Governance Committee. A sub-committee may have such number of members between one and the entire composition of the Governance Committee, as it may decide. The Governance
Committee may assign to such sub-committees one or more of the tasks delegated to the full Governance Committee. A sub-committee so appointed shall have all of the powers of the full Governance Committee except that it shall not have the power to take or recommend any final action but may only make recommendations to the full Governance Committee. Procedural references to the Governance Committee or the Committee contained in this Charter shall apply equally, as necessary, to any duly constituted sub-committee.

A quorum will consist of a majority of the Committee members. If a Chair of the
Committee has not been designated by the Board of Directors, the Committee may designate a Chair by majority vote. The Fund's Secretary will serve as Secretary of the Committee.

The Governance Committee will hold meetings at least annually. Special meetings may be called at any time by the Chair or a majority of the Committee members.
The Committee Chair will prepare the agenda for each meeting, in consultation with others as appropriate. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member, normally at least one week before the meeting. The Chair will cause minutes of each Committee meeting to be prepared and distributed to Committee members. The
Committee may ask independent

                                      B-1
legal counsel, members of management or others to attend Committee meetings and provide pertinent information as necessary. The Committee may also meet in executive session.

II. DUTIES AND RESPONSIBILITIES

The Governance Committee will:

 (a) Review with management all contracts and agreements with the Fund, as required by Section 15(c) of the 40 Act and Rule 12b-1 thereunder and report its recommendations to the full Board of Directors.

 (b) Evaluate, select and nominate candidates for independent directors to the
     Board of Directors. The Committee may also consider recommendations from management in its selection process.

 (c) Formulate policies and objectives concerning the desired profile of independent director skills and characteristics. The Committee will take into account all factors it considers relevant, including experience, demonstrated capabilities, independence, commitment, reputation, background, understanding of the investment business and understanding of business and financial matters generally. Periodically review the composition of the Fund's independent directors to determine whether it may be appropriate to expand the Board to add individuals with different backgrounds or skill sets. Where possible, the Committee will seek to enhance the diversity of Board membership and provide for appropriate independent director succession planning.

 (d) Periodically review, at least every two years, independent director compensation and expense reimbursement policies, and recommend any changes to the full Board of Directors.

 (e) Make recommendations to the full Board concerning the appointment of independent directors to the Board committees, including one or more alternate members who would serve on each committee in the absence of a regular committee member. The Committee may make recommendations to the full Board concerning the appointment of the Chair of each Board committee and periodic changes in those appointments and designations.

 (f) Periodically review the responsibilities of the committees of the Board, whether there is a continuing need for each committee, whether there is need for additional committees, and whether committees should be combined or reorganized and make recommendations for any such action to the full
     Board of Directors.

 (g) Promote the independence and effectiveness of the Board with an orientation program for new members that outlines the responsibilities of Directors and by encouraging continuing mutual fund industry education and conducting a periodic

                                      B-2
     review of Board independence and effectiveness. The Committee Chair will provide oversight to management regarding the orientation of new independent directors.

 (h) Monitor the independence of the Fund's independent directors and legal counsel.

 (i) Review this Charter at least annually and recommend any proposed changes to the full Board of Directors.

 (j) Perform any other functions assigned by the Fund's Board of Directors.

III. AUTHORITY AND RESOURCES

The Governance Committee will have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

Independent legal counsel to the independent directors will serve as independent legal counsel to the Committee. Such counsel will review independent director questionnaires, relating to positions, transactions and relationships that could reasonably bear on the independence of directors or raise concerns regarding potential conflicts of interest. When such findings may appear to raise potential conflicts of interest, counsel shall immediately report them to the
Chair of the Committee.

                                      B-3
[RECYCLE LOGO]
 Printed on recycled paper.

                                                                     JPMORGAN VALUE OPPORTUNITIES FUND               PROXY CARD

                                                                          PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                                           FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 10, 2007

The undersigned hereby appoints Jennifer L. Butler, Ashley L. Shaw and Jeffrey L. Steele, and each of them, his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Special Meeting of Shareholders to be held at The Capital Hilton Hotel, 1001 16th Street, NW, Washington, DC 20036 on Monday, December 10, 2007 at 10:30 a.m., on all matters coming before the meeting.

Please mark, sign, date and return this proxy.  When properly completed, it will be voted exactly as you instruct.  If you sign and return this proxy, without otherwise completing it, your shares will be voted FOR the proposals.
VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE:  1-866-241-6192

Note:  Please sign exactly as your name(s) appear on this card.  Joint owners should each sign individually.  Corporate proxies should be signed in full corporate name by an authorized officer.  Fiduciaries should give full titles.

Signature

Signature of joint owner, if any

Date                                                   JVO_18036_091307

JPMORGAN VALUE OPPORTUNITIES FUND

 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: /x/

1.	Election of Directors:

01	Cyrus A. Ansary 05 James C. Miller III
02	Barbara Hackman Franklin 06 Katherine D. Ortega
03	R. Clark Hooper 07 J. Knox Singleton
04	James H. Lemon, Jr. 08 Jeffrey L. Steele

  FOR                 WITHHOLD            FOR ALL
      ALL                       ALL                   EXCEPT
  /   /                /  /                     /  /

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

__________________________________________________

2.	Ratification of selection of PricewaterhouseCoopers LLP as independent registered public accounting firm.

     FOR                  AGAINST            ABSTAIN
    /  /                   /  /                   /  /

IMPORTANT
Shareholders can help the Fund avoid the necessity and expense of sending follow-up letters by promptly signing and returning this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING
JVO_18036_091307